EXHIBIT 10.10

                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this 27th day of May, 1999 by and between TEKELEC, a California corporation (hereinafter, the "Tenant"), and WEEKS REALTY, L.P., a Georgia limited partnership authorized to do business in North Carolina as WEEKS REALTY LIMITED PARTNERSHIP (hereinafter, the "Landlord").

                                   WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated November 6, 1998 by and between Landlord and Tenant (the Lease Agreement, and all amendments thereto shall be referred to herein collectively as the "Lease"), Landlord leased to Tenant certain premises in a building consisting of approximately 154,372 rentable square feet and located at Paramount Center, Morrisville, Wake County, North Carolina 27560, all as more particularly described in the Lease; and

     WHEREAS, the parties desire to modify the Lease to, among other things, confirm the lease by Tenant of certain additional space in the Building, as provided herein.

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1. Rentable Square Footage of Premises. Landlord and Tenant acknowledge and agree that the measurement of the Premises is hereby revised to 154,853 rentable square feet. All fees and charges under the Lease that are based upon the rentable square footage of the Premises are hereby revised accordingly.

     2. Right to Terminate Prior Leases. The Lease is hereby amended to delete the eight full subparagraph in paragraph 1 entitled Right to Terminate Prior Leases, and insert the following new subparagraph in lieu thereof:

     "Right to Terminate Prior Leases. Provided (i) Tenant shall have entered into occupancy of the Premises upon delivery of same by Landlord as provided herein, and (ii) there shall be no default or event of default hereunder by Tenant, any default or event of default under that certain Lease Agreement by and between Landlord and Tenant for Enterprise Center IV dated July 28, 1998 (the Lease and all amendments thereto shall be referred to herein collectively as "Enterprise IV Lease"), nor any default or event of default under the Lease Agreement by and between Landlord and Tenant for Enterprise Center II dated February 24, 1995 (the Lease, and all amendments thereto shall be referred to herein collectively as the "Enterprise II Lease"), Landlord will (1) terminate the Enterprise II Lease effective as of the end of the third month after the Commencement Date herein, and terminate the Enterprise IV lease effective as of the Commencement Date herein, and (2) release Tenant from any and all of its obligations under the Enterprise II and IV Leases as of each respective effective date of termination (other than the obligation of

                                                                   EXHIBIT 10.10


     Tenant to pay rent and all other obligations thereunder until the termination of each such Lease at the rates and in the amounts then in effect under each such Lease Agreement, and any other obligations that expressly survive such termination, as provided in each such Lease Agreement)."

     3. Parking at Premises. Tenant acknowledges and agrees that revisions requested by Tenant to the site plan of the Building necessitate a revision in the parking ration for the Premises. Therefore, paragraph 4(e) of the Lease is hereby deleted, and the following new paragraph 4(e) is inserted in lieu thereof:

     "(e)  Tenant and its  employees,  customers  and  licensees  shall have the non-exclusive right to use the parking areas as may be designated by Landlord in writing, subject to reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Parking shall be available at the Building for the non-exclusive use of Tenant at a ratio of 4.66 spaces per 1,000 rentable square feet. Included within this ratio shall be seven parking spaces located adjacent to the Building near the entrance to the Premises that shall be marked as spaces for visitors. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Landlord may require, at its option, in its sole discretion, that Tenant, its employees, invitees, and visitors use certain numbered spaces to be designated by Landlord."

     4. Effective Date. The provisions of this Amendment shall be and become effective as of the day and year first.

     5. Severability. In the event any term, covenant or condition of this Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     6. Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     7. Authority of Tenant. Tenant certifies to Landlord that it is authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

     8. Interpretation. Although the printed provisions of this Amendment were drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     9. Full Force and Effect. Except as modified hereby, the Lease remains unmodified and in full force and effect.

     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                                                   EXHIBIT 10.10


     11. Mutual Acknowledgment of Non-Existence of Claims. Landlord and Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     12. Confidentiality. The terms and provisions of the Lease and this Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

     13. Capitalized Terms. Capitalized terms, not otherwise defined, shall be defined as provided in the Lease.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                   EXHIBIT 10.10


     IN WITNESS WHEREOF, the parties hereto have hereunto executed this Amendment causing their respective seals to be affixed hereto the day and year first above written.

                                        LANDLORD:

                                        WEEKS  REALTY,  L.P. (SEAL), a   Georgia
                                        limited partnership authorized to do business in the State of North Carolina as Weeks Realty Limited Partnership.

                                        BY:    WEEKS GP HOLDINGS, INC., a
                                        Georgia  Corporation,  its  sole general
                                        partner

                                        BY:
                                             -----------------------------------
                                             Robert G. Cutlip,
                                             Senior Vice President




                                        TENANT:

                                        TEKELEC, a California corporation




                                        By:
                                           -------------------------------------
                                        Print Name: David P. Frankie
                                                   -----------------------------
                                        Title: V.P., Operations & Quality
                                              ----------------------------------

                                                                   EXHIBIT 10.10


                       SECOND AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this 1st day of October, 1999 by and between TEKELEC, a California corporation (hereinafter, the "Tenant"), and DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership successor in interest to Weeks Realty, L.P. (hereinafter, the "Landlord").

                                   WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated November 6, 1998 by and between Landlord and Tenant (the Lease Agreement, and all amendment thereto shall be referred to herein collectively as the "Lease"), Landlord leased to Tenant certain premises in a building consisting of approximately 154,372 rentable square feet and located at Paramount Center, Morrisville, Wake County, North Carolina 27560, all as more particularly described in the Lease; and

     WHEREAS, pursuant to that certain First Amendment to Lease Agreement dated as of April 1999, the Lease was modified by the parties hereto to, among other things, confirm the lease by Tenant of certain additional space in the Building, as provided therein; and

     WHEREAS, the parties hereto desire to amend the Lease to clarify certain upfit obligations of the Tenant, and to revise the Commencement Date under the Lease, as provided herein.

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1. Upfit of the Premises. In the upfit of the Premises, Landlord has installed certain marble flooring in the foyer of the Building. Landlord and Tenant acknowledge and agree that the obligation of Tenant to reimburse the Landlord for the cost of the marble flooring in the amount of $16,000.00 (the "Upfit Monies") is as follows: (i) provided that Tenant shall exercise its right to extend the term of the Lease for an additional five years as provided in the Lease and that there is no default or event of default by Tenant under the Lease, Landlord shall advise Tenant in writing that the obligation of Tenant to reimburse the Tenant shall fail to exercise its option to extend the term of the Lease for an additional five years, Tenant shall remit the Upfit Monies to Landlord on or prior to the Termination Date.

     2. Commencement Date. The Commencement Date under the Lease is hereby revised to November 22, 1999, and the Termination Date is hereby revised to November 21, 2009.

     3. Effective Date. The provisions of this Amendment shall be and be and become effective as of the day and year first.

                                                                   EXHIBIT 10.10


     4. Severability. In the event any term, covenant or condition of this Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     5. Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     6. Authority of Tenant. Tenant certifies to Landlord that it is authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

     7. Interpretation. Although the printed provisions of this Amendment were drafter by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     8. Full Force and Effect. Except as modified hereby, the Lease remains unmodified and in full force and effect.

     9. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of North Carolina.

     10. Mutual Acknowledgment of Non-Existence of Claims. Landlord and Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     11. Confidentiality. The terms and provisions of the Lease, and this Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

     12. Capitalized Terms. Capitalized terms, not otherwise defined, shall be defined as provided in the Lease.

                                                                   EXHIBIT 10.10


         IN WITNESS WHEREOF, the parties hereto have hereunto executed this Amendment causing their respective seals to be affixed hereto the day and year first above written.

                                        LANDLORD:

                                        DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana Limited Partnership.

                                        BY:   DUKE-WEEKS  REALTY CORPORATION, an
                                        Indiana  corporation,  its  sole general
                                        partner

                                        By:
                                             -----------------------------------
                                             Robert G. Cutlip,
                                             Regional Executive Vice President




                                        TENANT:

                                        TEKELEC, a California corporation




                                        By:
                                           -------------------------------------
                                        Print Name: David P. Frankie
                                                   -----------------------------
                                        Title: V.P., Operations & Quality
                                              ----------------------------------

                                                                   EXHIBIT 10.10


                       THIRD AMENDMENT TO LEASE AGREEMENT

     THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this 30th day of November, 1999 by and between TEKELEC, a California corporation (hereinafter, the "Tenant"), and DUKE-WEEKS REALTY LIMITED PARTNERHIP, An
Indiana limited partnership successor in interest to Weeks Realty, L.P. (hereinafter, the "Landlord").

                                   WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated November 6, 1998 by and between Landlord and Tenant (the Lease Agreement, and all amendments thereto shall be referred to herein collectively as the "Lease"), Landlord leased to Tenant certain premises in a building consisting of approximately 154,853 rentable square feet and located at Paramount Center, Morrisville, Wake County, North Carolina 27560, all as more particularly described in the Lease; and

     WHEREAS, pursuant to that certain First Amendment to lease Agreement dated as of April 1999, the Lease was modified by the parties hereto to, among other things, confirm the lease by Tenant of certain additional space in the Building, as provided therein; and

     WHEREAS, pursuant to that certain Second Amendment to Lease Agreement dated as of October 1, 1999, the Lease was modified by the parties hereto to, among other things, address certain upfit issues under the Lease, as provided therein; and

     WHEREAS, the parties hereto desire to amend the Lease to clarify certain upfit obligations of the Tenant, and to revise the Commencement Date under the lease, as provided herein.

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1. Right to Terminate Prior Leases. The Lease is hereby amended to delete the eighth full subparagraph in paragraph 1 entitled Right to Terminate Prior Leases, and insert the following new subparagraph in lieu thereof:

     "Right to Terminate Prior Leases. Provided (i) Tenant shall have entered into occupancy of the Premises upon delivery of same by Landlord as provided herein, and (ii) there shall be no default or event of default hereunder by Tenant, any default or event of default under that certain Lease Agreement by and between Landlord and Tenant for Enterprise Center IV dated July 28, 1998 (the Lease and all amendments thereto shall be referred to herein collectively as "Enterprise IV Lease"), nor any default or event of default under the Lease Agreement by and between Landlord and Tenant for Enterprise Center II dated February 24, 1995 (the Lease, and all amendments thereto shall be referred to herein collectively as the "Enterprise II Lease"), Landlord will (1) release a portion of the

                                                                   EXHIBIT 10.10


     premises leased by Tenant under the Enterprise II Lease consisting of 17,601 rentable square feet (the "Release Portion") as shown on Exhibit A, attached hereto and made a part hereof effective as of January 21, 2000, terminate the balance of the Enterprise II Lease as of February 29, 2000, and terminate the Enterprise IV Lease effective as December 17, 1999, and
     (2) release Tenant from any and all of its obligations under the Enterprise II and IV Leases as of each respective effective date of termination (other than the obligation of Tenant to pay rent and all other obligations thereunder until the termination of each such Lease at the rates and in the amount then in effect under each such Lease Agreement, and any other obligations that expressly survive such termination, as provided in each such Lease Agreement)."

     2. Commencement Date. The Commencement Date under the Lease is hereby revised to November 24, 1999, and the Termination Date is hereby revised to November 23, 2009.

     3. Effective Date. The provisions of this Amendment shall be and become effective as of the day and year first.

     4. Severability. In the event any term, covenant or condition of this Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     5. Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     6. Authority of Tenant. Tenant certifies to Landlord that it is authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

     7. Interpretation. Although the printed provisions of this Amendment were drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     8. Full Force and Effect. Except as modified hereby, the Lease remains unmodified and in full force and effect.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

     10. Mutual Acknowledgment of Non-Existence of Claims. Landlord and Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     11. Confidentiality. The terms and provisions of the Lease, and this Amendment are strictly confidential, are to be shares by Tenant only with its accountant, employees, and

                                                                   EXHIBIT 10.10


attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

     12. Capitalized Terms. Capitalized terms, not otherwise defined, shall be defined as provided in the Lease.

            [THE REMAINDER OF THIS PAGE WAS INTENTIANALLY LEFT BLANK]

                                                                   EXHIBIT 10.10


     IN WITNESS WHEREOF, the parties hereto have hereunto executed this Amendment causing their respective seals to be affixed hereto the day and year first above written.

                                        LANDLORD:

                                        DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana Limited Partnership.

                                        BY:  DUKE-WEEKS REALTY  CORPORATION,  an
                                        Indiana  corporation,  its  sole general
                                        partner

                                        By:
                                             -----------------------------------
                                             Robert G. Cutlip,
                                             Regional Executive Vice President




                                        TENANT:

                                        TEKELEC, a California corporation




                                        By:
                                           -------------------------------------
                                        Print Name: David P. Frankie
                                                   -----------------------------
                                        Title: V.P., Operations & Quality
                                              ----------------------------------

                                                                   EXHIBIT 10.10


                       FOURTH AMENDMENT TO LEASE AGREEMENT

     THIS FOURTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this 19th day of July, 2000 by and between TEKELEC, a California corporation (hereinafter, the "Tenant"), and DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership successor in interest to Weeks Realty, L.P. (hereinafter, the "Landlord").

                                   WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated November 6, 1998 by and between Landlord and Tenant (the Lease Agreement, and all amendments thereto shall be referred to herein collectively as the "Lease"), Landlord leased to Tenant certain premises in a building consisting of approximately 154,853 rentable square feet and located at 5200 Paramount Parkway, Morrisville, Wake County, North Carolina 27560, all as more particularly described in the Lease; and

     WHEREAS, pursuant to that certain First Amendment to Lease Agreement dated as of April 1999, the Lease was modified by the parties hereto to, among other things, confirm the lease by Tenant of certain additional space in the Building, as provided therein; and

     WHEREAS, pursuant to that certain Second Amendment to Lease Agreement dated as of October 1, 1999 (the "Second Amendment"), the Lease was modified by the parties hereto to, among other things, address certain upfit issues under the Lease, as provided therein; and

     WHEREAS, pursuant to that certain Third Amendment to Lease Agreement dated as of November 30, 1999, the Lease was modified by the parties hereto to, among other things, clarify certain upfit obligations of the Tenant, and to revise the Commencement Dated under the Lease, as provided herein; and

     WHEREAS, the parties hereto desire to modify the Lease to, among other things, modify the term of the lease, and modify the rights of Tenant to assign or sublease its interest in the Lease, all as provided herein.

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1. Assignment and Subletting. Paragraph 9 of the Lease is hereby modified to add the following new paragraph at the end thereof:

     "Notwithstanding the foregoing, Tenant may not sublease or assign at any time during the term of this Lease, and any renewal or extension hereof, more than fifty percent (50%) of the total combined rentable square footage leased by Tenant in the Building and in that certain building leased by Tenant from Landlord and known as Phase II, Perimeter Park formerly known as Paramount Center, Morrisville, NC in any twelve month period. For example, if Landlord shall approve the sublease or assignment by Tenant of fifty percent of the total combined rentable square footage leased by Tenant in the Building and in that certain building known as Phase II, Paramount Center, Morrisville, NC on January 1, 2005, Tenant shall have no further right to sublease or

                                                                   EXHIBIT 10.10


     assign any space in either of the aforesaid building until January 1, 2006, and such sublease or assignment shall be subject to the provisions hereof."

     2. Termination Date. The Termination Date under the Lease shall be modified to be the same date as the Termination Date under that certain Lease Agreement by and between Landlord and Tenant dated July 19, 2000 for certain premises of approximately 155,037 rentable square feet at Phase II, Paramount Center, Morrisville, NC with such revised Termination Date being estimated to be February 1, 2013 and the parties hereto agree to enter into an agreement establishing the revised Termination Date hereunder in the event such date shall be other than February 1, 2013.

     3. Upfit Monies. Upon the execution of this Amendment, the obligation of Tenant to reimburse Landlord for the Upfit Monies in the amount of $16,000.00 as defined in the Second Amendment shall be deemed satisfied.

     4.  Parking.   The  parking  spaces  available  at  the  Building  for  the nonexclusive use of Tenant shall be provided at a ratio of 4.37 spaces per 1,000 rentable square foot of the Premises.

     5. Land. Exhibit A to the Lease is hereby deleted and the revised Exhibit A, attached hereto and made a part hereof, inserted in lieu thereof.

     6. Effective Date. The provisions of this Amendment shall be and become effective as of the day and year first.

     7. Severability. In the event any term, covenant or condition of this Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     8. Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     9. Authority of Tenant. Tenant certifies to Landlord that it is authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

     10. Interpretation. Although the printed provisions of this Amendment were drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     11. Full Force and Effect. Except as modified hereby, the Lease remains unmodified and in full force and effect.

     12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                                                   EXHIBIT 10.10


     13. Mutual Acknowledgment of Non-Existence of Claims. Landlord and Tenant acknowledges and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     14. Confidentiality. The terms and provisions of the Lease, and this Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

     15. Capitalized Terms. Capitalized terms, not otherwise defined, shall be defined as provided in the Lease.

            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

                                                                   EXHIBIT 10.10


     IN WITNESS WHEREOF, the parties hereto have hereunto executed this Amendment causing their respective seals to be affixed hereto the day and year first above written.

                                        LANDLORD:

                                        DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana Limited Partnership.

                                        BY:  DUKE-WEEKS  REALTY  CORPORATION, an
                                        Indiana  corporation,  its  sole general
                                        partner

                                        By:
                                             -----------------------------------
                                             Robert G. Cutlip,
                                             Regional Executive Vice President




                                        TENANT:

                                        TEKELEC, a California corporation




                                        By:
                                           -------------------------------------
                                        Print Name: David P. Frankie
                                                   -----------------------------
                                        Title: V.P., Operations & Quality
                                              ----------------------------------

                                                                   EXHIBIT 10.10


                                    EXHIBIT A

                                    THE LAND

                PARAMOUNT CENTER LOT 8 PHASE II LEGAL DESCRIPTION


BEGINNING AT A POINT ON THE SOUTH RIGHT OF WAY LINE OF LICHTIN BOULEVARD, SAID POINT BEING A COMMON CORNER FOR WEEKS REALTY, LP PROPERTY LOT 5 & LOT 8 PARAMOUNT CENTER, THENCE WITH THE SOUTHERN LINE OF LOT 5 S 57 37'22" E 185.58' TO A POINT, SAID POINT BEING THE BEGINNING OF THE LEASE LINE BETWWEN PHASE I AND PHASE II, THENCE WITH SAID LEASE LINE S 41 45'05" W 193.30' TO A POINT, THENCE S 48 14'55" E 7.90' TO A POINT, THENCE S 41 45"05" E 13.00 TO A POINT, THENCE S 40 17'09" E 127.96 TO A POINT, THENCE S 00 00'00" W 204.09' TO A POINT, THENCE S 00 09'47"W 18.84' TO A POINT, THENCE S 90 00'00" E 18.39' TO A POINT, THENCE S 89 29'06" E 18.17' TO POINT, THENCE S 00 00'00" E 329.60' TO A POINT, THENCE WITH A CURVE TO THE LEFT HAVING A RADIUS OF 150.49', A LENGTH OF 52.62' AND A CHORD BEARING AND DISTANCE OF S 21 58'04" E 78.81' TO A POINT, THENCE S 38 DEGREES 33'16" E 123.10' TO A POINT, SAID POINT BEING THE END OF SAID LEASE LINE, WITH THE NORTHERN LINE OF LOT 7 S 51 26'44" W 199.84' TO A POINT ON THE NORTH RIGHT OF WAY LINE OF PARAMOUNT PARKWAY, THENCE WITH SAID RIGHT OF WAY A CURVE TO THE LEFT HAVING A RADIUS OF 995.00', A LENGTH OF 517.47' AND A CHORD BEARING AND DISTANCE OF N 70 53'23" W 511.66' TO A POINT, THENCE N 85 47'19" W 114.70' TO A POINT, THENCE WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 262.00', A LENGTH OF 153.38' AND A CHORD BEARING AND DISTANCE OF N 69 01'04" W 151.20' TO A POINT, THENCE N 52 14'49" W 11.29' TO A POINT, SAID POINT BEING THE TERMINUS OF PARAMOUNT PARKWAY, THENCE WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 30.00' A LENGTH OF 49.22' AND A CHORD BEARING AND DISTANCE OF N 05 14'52" W 43.88 TO A POINT ON THE SOUTHERN RIGHT OF WAY LINE OF LICHTIN BOULEVARD, THENCE WITH SAID RIGHT OF WAY LINE N 41 45'45" E 1235.96 TO THE POINT AND PLACE OF BEGINNING, CONTAINING 11.786 ACRES MORE OR LESS.